UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2021

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On April 6, 2021, a notification was made regarding a blackout period for the Cardinal Health 401(k) Savings Plan (the “401(k) plan”). The blackout period is required due to the transition to a new plan recordkeeper. During the blackout period, 401(k) plan participants will be unable to make changes to their contribution rates and investment allocations, make loan repayments or request new loans, or request withdrawals or distributions under the 401(k) plan, including with respect to the common shares, without par value, of Cardinal Health, Inc. (the “Company”) held by the trust for the 401(k) plan in the Cardinal Health Stock Fund. The blackout period is expected to begin at 4:00 pm Eastern Time on Thursday, May 20, 2021 and to continue through Monday, May 24, 2021. The notification described under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 relating to the blackout period was provided to the Company on April 6, 2021.
On April 8, 2021, the Company sent a notice to its directors and executive officers informing them of the blackout period and stock trading restrictions (including with respect to derivatives) that apply to them during the blackout period. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934.
A copy of the notice to the directors and executive officers is attached as Exhibit 99.1. During the blackout period and for a period of two years after the ending date of the blackout period, shareholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting the Company's Corporate Secretary by telephone at (614) 757-5000 or by mail at Corporate Secretary, Cardinal Health, 7000 Cardinal Place, Dublin, OH 43017.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

99.1	Notice to Directors and Executive Officers dated April 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: April 8, 2021	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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